                     ASSIGNMENT AND ASSUMPTION OF LEASES AND
                               SECURITY DEPOSITS

         This Assignment and Assumption Agreement is made as of this _____ day of March, 2004, between TOWNFAIR CENTER ASSOCIATES, PHASE III, a Pennsylvania general partnership having an address at c/o Michael Joseph Development Corporation, 2500 Brooktree Drive, Suite 300, Wexford, PA 15090 ("Assignor"), comprised of P. J. DICK INCORPORATED, a Pennsylvania corporation, and MICHAEL JOSEPH LIMITED PARTNERSHIP #2, a Pennsylvania limited partnership, each a General Partner of Assignor, and CEDAR TOWNFAIR PHASE III, LLC, a Delaware limited liability company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (the "Assignee").

                                   BACKGROUND

         Assignor and Townfair Center Associates (collectively, "Seller") entered into a certain Agreement of Purchase and Sale dated December 24, 2003 (the "Purchase Agreement") with Cedar Shopping Centers Partnership, L.P. ("Cedar LP"), in which Seller agreed to sell and Cedar LP agreed to purchase certain real estate and other real and personal property more fully described therein. By an Assignment and Assumption Agreement ("Assignment Agreement") dated of even date herewith, Cedar LP assigned to Assignee all of its rights, title and interest in the Purchase Agreement with respect to the land and improvements thereon owned by Assignor, which real estate is described on Exhibit A attached hereto and made a part hereof (the "Property").

         Pursuant to the Purchase Agreement and the Assignment Agreement, under which closing is taking place on the date hereof, Assignor desires to transfer and assign to Assignee all of Assignor's right, title, interest and privileges in and to (a) all existing leases for the Property (the "Leases"), and (b) the security deposits, guarantees and other security for the performance of the tenants' obligations under the respective Leases being held by Assignor with respect to the Leases (the "Security"), and Assignee desires to accept such assignment and assume Assignor's obligations under the Leases arising from and after the date hereof including, without limitation, those in respect of the Security. Any capitalized terms used in this instrument that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, Assignor and Assignee agree as follows:

          1. Assignor hereby absolutely and irrevocably transfers and assigns to Assignee all of Assignor's right, title, interest, claims and privileges, as landlord, in and to the Leases and the Security, all of which are listed on Exhibit B and Exhibit B-l, respectively, attached hereto and made a part hereof. Assignor represents and warrants to Assignee that Exhibit B is a true, complete and correct list of the Leases which affect the Property, including all amendments, modifications, letter agreements, assignments and guaranties thereof or relating thereto. Assignor represents and warrants to Assignee that there are no agreements (written or oral) affecting the Property or any portion thereof in the nature of leases (including ground leases), concessions, licenses or occupancy agreements, or any amendments, modifications side letters or guaranties thereof, other than the Leases listed on Exhibit B, true and complete copies of which have been delivered to Assignee. Assignor represents and warrants to Assignee that Exhibit B-l contains a complete list of all security deposits and letters of credit (if any) posted with Assignor as security, affecting the Property. Assignor agrees to indemnify, defend and hold Assignee harmless from and against any and all losses, liabilities or damages, including reasonable attorneys fees and litigation expenses, arising as a result of claims asserted against Assignee under the Leases (or otherwise) for events occurring prior to the date hereof (including, without limitation, claims for the return of any Security not listed on Exhibit B-l).

          2. Assignee hereby assumes and agrees to perform all of the Assignor's obligations, as landlord, arising or to be performed under the Leases from and after the date of this Assignment. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all loss, liability or damages, including without limitation reasonable attorneys fees and costs of suit, arising as a result of claims asserted against Assignor under the Leases for events occurring on or after the date hereof (including without limitation claims for the return of any Security listed on Exhibit B4).

         3. The rights and obligations of the parties hereto shall be binding upon and inure to the benefit of Assignee and Assignor and their respective successors and assigns.

         4. This Agreement, its construction, validity and effect, and its interpretation, performance and enforcement, and the remedies therefor, shall be governed and construed by and according to the laws of the Commonwealth of Pennsylvania.

         5. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one entire original Assignment.

                            [signatures on next page]

         IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first above written.

                          ASSIGNOR:

                          TOWNFAIR CENTER ASSOCIATES, PHASE III
                          a Pennsylvania general partnership

                          By:  Michael Joseph Limited Partnership #2,
                               a Pennsylvania limited partnership,
                               as General Partner

                               By:  Michael Joseph Development Corporation.
                                    a Pennsylvania corporation,
                                    its General Partner

                               By:  /s/ Guy J. DiRienzo
                                    --------------------------------------
                                    Guy J. DiRienzo, Vice President

                          By:  P. J. Dick Incorporated,
                               a Pennsylvania corporation,
                               as General Partner

                               By:  /s/ Stephen M. Clark
                                    --------------------------------------
                                    Stephen M. Clark, Executive Vice President



                          ASSIGNEE:

                          CEDAR TOWNFAIR PHASE III, LLC
                          a Delaware limited liability company

                          By: Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, its sole member

                          By:   Cedar Shopping Centers, Inc.,
                                a Maryland corporation,
                                its general partner

                          By:
                                --------------------------------------
                                  Brenda J. Walker
                                  Vice President

         IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first above written.

                           ASSIGNOR:

                           TOWNFAIR CENTER ASSOCIATES, PHASE III
                           a Pennsylvania general partnership

                           By:  Michael Joseph Limited Partnership #2,
                                a Pennsylvania limited partnership,
                                as General Partner

                                By:  Michael Joseph Development Corporation
                                     a Pennsylvania corporation,
                                     its General Partner

                                By:
                                     --------------------------------------
                                     Guy J. DiRienzo, Vice President

                           By:  P. J. Dick Incorporated,
                                a Pennsylvania corporation,
                                as General Partner

                                By:
                                     --------------------------------------
                                     Stephen M. Clark, Executive Vice President


                           ASSIGNEE:

                           CEDAR TOWNFAIR PHASE III, LLC
                           a Delaware limited liability company

                           By: Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, its sole member

                           By:  Cedar Shopping Centers, Inc.,
                                a Maryland corporation,
                                its general partner

                           By:  /s/ Leo S. Ullman
                                ---------------------------------------
                                  Leo S. Ullman, President

                                    Exhibit A

         All that certain lot or parcel of land situate in White Township, Indiana County, Pennsylvania identified as Lot 4B-1 shown on Townfair Plan No. 4 recorded in Record Book Volume 1326, page 189, bounded and described as follows:

         Thence from the original point of beginning S 05(degree) 40' 30" W a distance of 573.37 feet to a point; thence by the line dividing Lot 4B in Townfair Plan No. 4 and lands now or formerly of A. Blaine Fairman S 87(degree) 24' 30" W a distance of 199.04 feet to a point; thence by a line dividing Lot 4B-1 and Lot 4D-1 in said Townfair Plan No. 4 the following seven (7) courses and distances:

         N 04(degree)26' 47" W a distance of 197.99 feet;
         S 85(degree)33' 13" W a distance of 51.07 feet;
         N 04(degree)26' 47" W a distance of 116.00 feet;
         S 85(degree)33' 13" W a distance of 140.00 feet;
         N 04(degree)26' 47" W a distance of 32.00 feet;
         S 85(degree)33' 13" W a distance of 156.58 feet;
         N 32(degree)20' 22" W a distance of 52.18 feet on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2.

         Thence on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2 the following seven (7) courses and distances:

         N 60(degree) 18' 41" E a distance of 12.70 feet;
         N 36(degree) 47' 14" E a distance of 41.79 feet;
         N 53(degree) 22' 57" E a distance of 103.15 feet;
         N 60(degree) 48' 33" E a distance of 315.89 feet;
         N 83(degree) 09' 40" E a distance of 89.49 feet;
         S 66(degree) 43' 51" E a distance of 103.04 feet;
         S 84(degree) 19' 30" E a distance of 79.12 feet to the original point of beginning.

                                    EXHIBIT B
                                 (Tenant Leases)

Michaels Stores, Inc.

         o Shopping Center Lease between Townfair Center Associates, Phase III ("Landlord") and Michaels Stores, Inc. ("Tenant") dated February 23, 2001

         o Michael Joseph Development Corporation letter dated April 10, 2001 executing the Memorandum of Lease dated February 23, 2001

         o Michael Joseph Development Corporation letter dated April 30, 2001 notifying Tenant which Site Plan has been chosen

         o Michael's letter dated June 26, 2001 deferring possession until February 1, 2002

         o Michael Joseph Development Corporation letter dated August 31, 2001 verifying the square footage of 17,592 square feet

         o Michael's letter dated September 13, 2001 and executed by Landlord discussing acceptance of the Premises by Tenant

         o  Notice of Lease dated April 24, 2002

         o Michael's letter dated May 3, 2002 approving a Golden Corral restaurant with certain restrictions

         o Michael's letter dated June 2, 2003 approving a Ryan's Steakhouse with certain restrictions

         o Michael's letter dated September 15, 2003 approving a Ryan's Steakhouse and amending the June 2, 2003 approval letter

Pier 1 Imports (U.S.), Inc.

         o Lease between Townfair Center Associates, Phase III ("Landlord") and Pier 1 Imports (U.S.) Inc. ("Tenant") dated February 23, 2001

         o First Amendment to Lease between Townfair Center Associates, Phase III ("Landlord") and Pier 1 Imports (U.S.), Inc. ("Tenant") dated August 28, 2003

                                   EXHIBIT B-l
                               (Security Deposits)


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Tenant                                                    Security Deposit
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Executed Leases:
--------------------------------------------------------------------------
Michaels Arts & Crafts                                           $0
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Pier 1 Imports                                                   $0
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Executed Subtotal                                                $0
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